UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2005

BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Field Court Lake Forest, Illinois	60045-4811
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On October 28, 2005, Brunswick Corporation announced its financial results for the third quarter of 2005 and the full year. The news release issued by Brunswick announcing its third quarter 2005 earnings is incorporated herein by reference and is included as Exhibit 99.1 to this Current Report on Form 8-K.

In the news release, Brunswick uses non-GAAP financial measures. For purposes of SEC Regulation G, a “non-GAAP financial measure” is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Operating and statistical measures and certain ratios and other statistical measures are not non-GAAP financial measures. GAAP refers to generally accepted accounting principles in the United States.

Brunswick has used the financial measures that are included in the news release for several years, both in presenting its results to stockholders and the investment community and in its internal evaluation and management of its businesses. Brunswick’s management believes that these measures (including those that are “non-GAAP financial measures”) and the information they provide are useful to investors because they permit investors to view Brunswick’s performance using the same tools that Brunswick uses and to better evaluate Brunswick’s ongoing business performance. Brunswick’s management believes that the non-GAAP financial measure “free cash flow” is also useful to investors because it is an indication of cash flow that may be available for investment in future growth initiatives. Brunswick defines free cash flow as cash flow from operating and investing activities (excluding acquisitions and investments) and excluding financing activities. In addition, Brunswick’s management believes that presentation of: (i) the diluted earnings per share for the three months and nine months ended September 30, 2005, excluding a first quarter investment sale gain; (ii) net sales excluding acquisitions not reflected in the prior year’s results; (iii) net sales excluding businesses divested in 2004; and (iv) estimated earnings per share for 2005, excluding a first quarter investment sale gain and certain non-recurring tax benefits, provide a more meaningful comparison to prior results.

The information in this report and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 28, 2005, of Brunswick Corporation, announcing its third quarter 2005 earnings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: October 28, 2005	By:	/s/ ALAN L. LOWE
Name: Alan L. Lowe
Title: Vice President and Controller

EXHIBIT INDEX:

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 28, 2005, of Brunswick Corporation, announcing its third quarter 2005 earnings.